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Exhibit 31.1

Certification of the Chief Executive Officer Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ludlum Construction Co., Inc. (the "Company") hereby certifies that:

(i) the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2005 , as amended, (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

                      /s/   Bob Martyn
                      ---------------------------
                      Bob Martyn
                      President
                     (Principal Executive Officer)

Dated:  July 6, 2005



Certification of the Chief Financial Officer Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes - Oxley Act of 2002 the undersigned officer of Ludlum Construction Co., Inc. (the "Company") hereby certifies that:

(i) the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2005, as amended, (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

                        VOTE POWER CORPORATION
                        /S/ Inti Shaikh
                        ----------------------------
                        Inti Shaikh
                        Secretary/Treasurer
                        (Principal Financial Officer)


Dated:  July 6, 2005